Filed Pursuant to Rule 497(e)
1933 Act File No. 333-205411
1940 Act File No. 811-23063

HORIZON FUNDS

Horizon Multi-Asset Income Fund (the “Fund”)
Supplement dated October 30, 2020
to the Summary Prospectuses and Prospectus

On October 20, 2020, the Board of Trustees (the “Board”) of Horizon Funds, on behalf of its series Horizon Multi-Asset Income Fund (the “Fund”) and upon the recommendation of Horizon Investments, LLC, the investment adviser of the Fund, approved a plan to close and liquidate the Fund pursuant to the terms of a Plan of Liquidation (the “Liquidation Plan”). The Fund currently anticipates paying a final liquidating distribution on or about December 31, 2020 (the date of the final distribution being referred to as the “Liquidation Date”), although the Liquidation Date may be accelerated at any time that the only shares outstanding are held by the Adviser. In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.

Pursuant to the Liquidation Plan, the Fund will convert all its portfolio securities and other assets into cash, cash equivalents and other liquid assets and reserve a portion of the proceeds to pay, or make reasonable provision to pay, all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Liquidation Plan. As a result of these costs, as well as potential market movements, shareholders may receive less than today’s net asset value per share. The Fund will depart from its stated investment objectives and policies as the Fund liquidates its holdings.

Effective as of October 30, 2020 (the “Closing Date”), the Fund will no longer accept orders from new or existing investors to purchase Fund shares and exchanges into the Fund.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under the section of the Fund’s Prospectus entitled “How to Redeem Shares”. Shareholders may also exchange their shares into shares of another series of Horizon Funds, subject to any restrictions as described under the section of the Fund’s Prospectus entitled “How to Exchange Shares”. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. Such redemptions will not be subject to any sales charges.

It is expected that, on or about the Liquidation Date, the Fund will distribute to each Shareholder of record an initial cash liquidating distribution equal to the Shareholder’s proportionate interest in the assets of the Fund that have not been reserved for payment of the Fund’s debts, claims and obligations and final expenses. A second cash distribution may be made to the extent that any assets remain after payment of the Fund’s debts, claims and obligations and final expenses. It is expected that any second distribution will be de minimis. In connection with each distribution, a check in the amount owed to each shareholder will be mailed to the last address of such shareholder appearing on the records of the Fund.

For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. In addition, the Fund will make one or more distributions of income (including capital gains) to shareholders on or prior to the Liquidation Date

Filed Pursuant to Rule 497(e)
1933 Act File No. 333-205411
1940 Act File No. 811-23063
in order to eliminate Fund-level taxes. If the redeemed shares are held in a qualified retirement or other tax-advantaged account, the liquidation proceeds may not be subject to current income taxation. You should consult with your tax adviser on the consequences of this redemption to you. If, for example, you hold your shares in an individual retirement account (an “IRA”) or a Simplified Employee Pension (SEP) IRA, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. You must notify the Fund at (855) 754-7932 prior to the Liquidation Date of your intent to rollover or reinvest your qualified retirement account to avoid withholding deductions from your proceeds.

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Please retain this supplement for your reference.